UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2014

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)	27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

On August 15, 2014 Insteel Industries, Inc., through its wholly-owned subsidiary, Insteel Wire Products Company (together referred to as “Insteel”), completed the acquisition of substantially all of the assets associated with the prestressed concrete strand (“PC strand”) business of American Spring Wire Corporation (“ASW”) for a purchase price of approximately $36.0 million, subject to certain post-closing adjustments (the “Acquisition”). The Acquisition was completed pursuant to an Asset Purchase Agreement (the “Agreement”) between Insteel and ASW dated August 9, 2014. Insteel also issued a Press Release on August 15, 2014 announcing the completion of the Acquisition, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ASW is North America’s largest manufacturer of valve and commercial quality spring wire. ASW manufactures PC strand at facilities located in Texas and Georgia. For the twelve months ended June 30, 2014, ASW’s sales of PC strand were $67.8 million.

Under the terms of the Agreement, Insteel acquired, among other assets, the accounts receivable and inventories related to ASW’s PC strand business, the production equipment at ASW’s facility in Houston, Texas and the production equipment and facility in Newnan, Georgia. Pursuant to the Agreement, Insteel entered into a lease agreement with ASW to lease the Houston facility from ASW. The transaction was funded from cash on hand and borrowings on Insteel’s $100.0 million revolving credit facility.

Insteel and ASW made customary representations, warranties and covenants in the Agreement, which also provide for certain indemnification obligations. The Agreement prohibits ASW from competing in the PC strand business for five years.

The foregoing description of the Acquisition and Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Agreement has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about Insteel or ASW or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made solely for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to shareholders. Shareholders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Insteel or ASW or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Insteel’s public disclosures.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported in a Current Report on Form 8-K filed June 4, 2010 and incorporated herein by reference, Insteel is a party to a Second Amended and Restated Credit Agreement, dated as of June 2, 2010, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of February 6, 2012 (previously reported in a Current Report on Form 8-K filed February 6, 2012) (the “Credit Agreement”), which provides up to $100.0 million of financing on a revolving credit facility. On August 15, 2014, Insteel funded the Acquisition from cash on hand and $13.6 million of borrowings on the revolving credit facility. Amounts outstanding under the revolving credit facility are payable at maturity on June 2, 2016. As of August 15, 2014, $13.6 million of borrowings were outstanding on the revolving credit facility after funding the transaction.

The material terms and conditions of the Acquisition contained in Item 2.01 above are hereby incorporated into this Item 2.03 by reference.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Credit Agreement, which is filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “believes,” “anticipates,” “expects,” “estimates,” “plans,” “intends,” “may,” “should,” “could” and similar expressions are intended to identify forward-looking statements. Although Insteel believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and Insteel can provide no assurances that such plans, intentions or expectations will be achieved. Many of these risks and uncertainties are discussed in detail in Insteel’s periodic and other reports and statements that it files with the U. S. Securities and Exchange Commission (the “SEC”), in particular in its Annual Report on Form 10-K for the year ended September 28, 2013. You should carefully review these risks and uncertainties.

All forward-looking statements attributable to Insteel or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and Insteel does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law. It is not possible to anticipate and list all risks and uncertainties that may affect Insteel’s future operations or financial performance; however, they include, but are not limited to, the following: potential difficulties that may be encountered in integrating the ASW Acquisition into Insteel’s existing business; potential difficulties in realizing the synergies associated with the ASW Acquisition; competitive and customer responses to Insteel’s expanded PC strand business; general economic and competitive conditions in the markets in which Insteel operates; credit market conditions and the relative availability of financing for Insteel, its customers and the construction industry as a whole; the continuation of reduced spending for nonresidential and residential construction and the impact on demand for Insteel’s products; changes in the amount and duration of transportation funding provided by federal, state and local governments and the impact on spending for infrastructure construction and demand for Insteel’s products; the cyclical nature of the steel and building material industries; fluctuations in the cost and availability of Insteel’s primary raw material, hot-rolled steel wire rod, from domestic and foreign suppliers; competitive pricing pressures and Insteel’s ability to raise selling prices in order to recover increases in wire rod costs; changes in United States or foreign trade policy affecting imports or exports of steel wire rod or Insteel’s products; unanticipated changes in customer demand, order patterns and inventory levels; the impact of weak demand and reduced capacity utilization levels on Insteel’s unit manufacturing costs; Insteel’s ability to further develop the market for engineered structural mesh (“ESM”) and expand its shipments of ESM; legal, environmental, economic or regulatory developments that significantly impact Insteel’s operating costs; unanticipated plant outages, equipment failures or labor difficulties; continued escalation in certain of Insteel’s operating costs; the adverse impact of the fire at Insteel’s Gallatin, Tennessee PC strand manufacturing facility, including operational interruptions, higher than anticipated repair costs, reduced production levels and lower than anticipated insurance reimbursements; and the other risks and uncertainties discussed in Insteel’s Annual Report on Form 10-K for the year ended September 28, 2013 and in other filings made by Insteel with the SEC.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit 2.1

Asset Purchase Agreement between Insteel and ASW dated as of August 9, 2014 (incorporated herein by reference to Exhibit 2.1 to Insteel’s Current Report on Form 8-K filed with the SEC on August 11, 2014).

Exhibit 10.1

Second Amended and Restated Credit Agreement dated as of June 2, 2010, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.4 to Insteel’s Quarterly Report on Form 10-Q filed on April 26, 2011).

Exhibit 10.2

First Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2012, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc. as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.1 to Insteel’s Current Report on Form 8-K filed on February 6, 2012).

Exhibit 99.1	Press Release dated August 15, 2014 announcing the completion of the acquisition of the PC strand business of American Spring Wire Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.

Registrant

Date: August 15, 2014	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Asset Purchase Agreement between Insteel and ASW dated as of August 9, 2014 (incorporated herein by reference to Exhibit 2.1 to Insteel’s Current Report on Form 8-K filed with the SEC on August 11, 2014).

10.1

Second Amended and Restated Credit Agreement dated as of June 2, 2010, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.4 to Insteel’s Quarterly Report on Form 10-Q filed on April 26, 2011).

10.2

First Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2012, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc. as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender (incorporated herein by reference to Exhibit 10.1 to Insteel’s Current Report on Form 8-K filed on February 6, 2012).

99.1	Press Release dated August 15, 2014 announcing the completion of the acquisition of the PC strand business of American Spring Wire Corporation.